UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (760) 444-5297

Date of fiscal year end: December 31, 2019

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1. Reports to Shareholders.

June 30, 2019

Sprott Focus Trust

2019 Semi-Annual

Review and Report to Stockholders

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Sprott Focus Trust’s semi-annual and annual financial reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website www.sprottfocustrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at 1-800-426-5523.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at 1-800-426-5523. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2019 (%)

Fund	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	16.73	-1.45	8.38	2.53	9.29	7.18	8.95	9.09	11/1/96	[2]

INDEX
Russell 3000[3]	18.71	8.98	14.02	10.19	14.67	8.88	6.30	8.64
[1]	Not annualized, cumulative Year-to-Date.
[2]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[3]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call (203) 656-2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2019 Semi-Annual Report to Stockholders  |  1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

Sprott Focus Trust (FUND) had a very strong start to 2019, posting gains of 16.73% and 20.77% based on net asset value (NAV) and market price (with dividends reinvested), respectively. These returns are comparable to those of the Russell 3000 Index (which gained 18.71% for the period), and represent good absolute progress and one of the Fund’s best first half performances since the beginning of the current bull market in 2009.

As reported in our 2018 annual letter earlier this year, 2019 started off with record returns in January for most equity benchmarks followed by strong returns in both February and March. The expectations of a reversal in the Federal Reserve’s monetary policy, combined with hopes of a U.S. trade deal with China, propelled stocks back to their old highs by the end of April. While the Fund’s performance, like the broader equity markets, including small-cap stocks, peaked earlier in March, all markets went into correction mode in May. No trade deal with China materialized and a new tariff threat was launched against Mexico.

The U.S.-Mexican trade threat was potentially more damaging to our economy and devastating to Mexico’s. Further, the potential Mexican tariffs were designed to achieve purely political goals as opposed to economic balance. Through tariff threats and impositions, our country’s leadership has weaponized our relative economic strength and currency. To a man with a hammer, everything looks like a nail. Fortunately, our spat with Mexico was resolved, for now. It also became clear that U.S. central bankers were not just putting policy on hold, but were preparing to stimulate the global economy through interest rate cuts. This created a buoyant month of June in which all asset classes rallied, including gold, which broke out of a five-year holding pattern.

As we have mentioned in prior letters, the old adage that markets climb a wall of worry has never been more relevant. President Trump has a special fascination with building walls. The strong performance in markets so far in 2019 is all about a return to cheap money and little to do with economic progress. Even the idea of infrastructure investment, which all politicians agree on, now seems dead in its tracks. For the next eighteen months, unfortunately, it will be all about the Federal Reserve and the 2020 elections.

We remain convinced that owning a combination of high-quality, dividend-paying, and well-managed companies and some capital protection, like gold, will serve us well in these most uncertain times.

Activity

The level of activity in Sprott Focus Trust was average during 2019’s first half. Turnover of 14% was the result of two additions to the portfolio, five deletions, one research and development (R+D) position bought and then quickly sold, and the normal rebalancing required by some dramatic share price moves. New positions were established in Biogen and Gemfields Group. Biogen is a well-established large-cap biotech company, based in Cambridge, MA, with a long track record of success and profitability. Unfortunately for Biogen, its promising treatment for Alzheimer’s failed to prove results in late-stage trials. The market reaction to this news at the end of March wiped out more than 30% of Biogen’s market cap, or approximately $20 billion in just one day. This rout placed the valuation of Biogen squarely in our universe. Trading at single-digit price-earnings (P/E) multiples, with a pristine balance sheet, a robust continuing R+D pipeline and large share repurchase program, we believe Biogen is a very attractive long-term investment. We were quite aggressive in our purchases of Biogen as a new position and bought a 2% position for FUND’s portfolio; this holding represents one of our larger commitments in the first half.

We also added a small position (50 basis points) in Gemfields Group in the first half. Gemfields is an interesting South African-listed micro-cap mining company specializing in colored gemstones, specifically emeralds and rubies. Gemfields also owns the Fabergé brand. The company was formally a closed-end fund listed on the London Stock Exchange and recently converted to an operating company. During the last year, Gemfields has sold several minority stakes in owned mines to focus on its emerald mine in Zambia and its ruby mine in Mozambique. We are interested in Gemfields because colored gemstones are becoming increasingly popular, particularly in Asia. We also believe that the company’s combination of cash, mining interest and the Fabergé brand make it worth at least twice its current market valuation. Management has enacted a share buyback program and a special dividend to return excess cash to shareholders. Given the nature of Gemfields business and geographies, it will never become a large position in FUND’s portfolio, but we judge the risk-reward to be excellent at current prices.

We eliminated five positions during the first six months of 2019. Fortunately, four of the five companies were long-term favorites that had served us well over the years and may reappear at lower valuations. These four are Sanderson Farms, Williams-Sonoma, Garmin and MKS Instruments. All but Sanderson were smaller positions that had achieved and exceeded our valuation targets. In the case of Sanderson Farms, not only was our target achieved due to the perceived shortage of global protein supplies caused by Asian swine flu and the resultant increase in demand from China, but we became concerned with the potential cost structure of Sanderson’s industry. Roughly half the cost of producing chickens is in grain. This year’s spring weather has created a large challenge during the critical grain

2 | 2019 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

planting season. Even if the weather remains perfect for the rest of the growing season, crop sizes are due to surprise on the downside. We are expecting feed costs to increase, maybe dramatically, which is bound to pressure Sanderson’s financial results. Perhaps this will create a re-entry opportunity for this great long-term investment.

On a sour note, we finally exited our position in GameStop, but not before it nicked our performance by another 92 basis points. GameStop has proven to be the ultimate value trap for our portfolio and perhaps the best example of the greatest risk to a value investor. We will not miss this security.

Finally, we made a small R+D investment in a biotech company, PolarityTE. With the help of our friend Matt Haynes, who often supports us with research, we quickly recognized our mistake and took a small loss. We have been underweight in Health Care for some time, but this was not the solution.

As is customary, in Figure 1, we present our top five performance contributors and detractors—the winners and sinners if you will. Four of our best performers were technology hardware companies, a sector we have admired for some time and added too aggressively in the fourth quarter of 2018. One would be hard pressed to find a group more sensitive to global trade activity. Just as the markets punished these technology stocks last year, it rewarded them in the early part of this year as consensus grew that a deal with China was imminent. We did lighten our positions across the board to manage concentration risk, but not enough to fully mitigate the effects of a reescalation of China tensions in May. In the case of Gentex, an auto parts supplier, many of the same factors were at play and we trimmed our position by 5%.

Top Contributions to Performance

Year-to-date through 6/30/2019 (%)1

Lam Research Corporation	1.70
Cirrus Logic, Inc.	1.34
Western Digital Corp.	1.27
Apple Inc.	1.18
Gentex Corporation	1.03
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 6/30/2019 (%)1

GameStop Corp.	-0.92
PolarityTE, Inc.	-0.24
Marcus & Millichap, Inc.	-0.18
Pan American Silver Corp.	-0.16
Birchcliff Energy Ltd.	-0.12
[1]	Net of dividends

Figure 1

The story of our worst performance is far less dramatic. GameStop has been eliminated from the portfolio, as previously mentioned. PolarityTE was a short-term experiment. Marcus & Millichap, a real estate broker, had a disappointing quarter after a string of positive results. Pan American Silver and Birchcliff Energy found themselves in weak sectors, mining and energy, respectively. As an aside, mining and energy are two sectors where we increased our exposures during the first half of 2019 and this tactic has recently started to be supportive of performance.

In terms of sector performance thus far in 2019, all groups are in the black other than Health Care which detracted 0.15% and represents less than 3% of our portfolio (mostly Biogen). Information Technology (+ 5.8%), Financials (+3.2%) and Materials (+2.6%) were the biggest contributors.

Top 10 Positions

(% of Net Assets)

Gentex Corporation	4.7
Franklin Resources, Inc.	4.6
Lam Research Corporation	4.5
Westlake Chemical Corporation	4.5
Kennedy-Wilson Holdings, Inc.	4.4
Western Digital Corp.	4.3
Thor Industries, Inc.	4.2
Berkshire Hathaway Inc.	4.1
Pason Systems Inc.	4.0
Helmerich & Payne, Inc.	4.0

Portfolio Sector Breakdown

(% of Net Assets)

Materials	23.7
Financials	17.2
Information Technology	15.9
Energy	11.7
Consumer Discretionary	10.7
Real Estate	7.8
Consumer Staples	3.7
Cash & Cash Equivalents	3.5
Industrials	3.3
Health Care	2.7

Figure 2

Positioning

As we begin the second half of 2019, we remain nearly fully invested in equities with a cash position of 3.5%. While we added to the cash position modestly during the first months of this year, it was redeployed in May. As of June 30, we owned 41 equity positions ranging from 0.4% to 4.7% of Fund’s weightings. Our largest sector bet is Materials which includes about 16% in precious metals mining firms. Most of the balance of Materials is Westlake Chemical (4.5%) which typically trades more like an energy company. Financials, predominantly asset managers, make up 17.2% of our portfolio, followed by Information Technology (15.9%), Energy (11.7%) and Consumer Discretionary (10.7%).

Among our top 10 positions, eight remained the same as at the start of the year. Apple and Cirrus Logic have dropped out of the leaders, but not by much (they remain as holdings #11 and #12). Westlake Chemical and Berkshire Hathaway are now in our top 10 after we doubled our ownership in both during the first half. We increased our holdings in Westlake as the shares declined precipitously ($80 to $58) following a very disappointing quarterly report. Westlake is a well-managed, low-cost, opportunistic chemical company. The company

2019 Semi-Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

essentially converts natural gas to very high-end plastics and specialty PVC (polyvinyl chloride) products. We have owned Westlake for many years but sold most of our position in mid-2018 at prices well north of $100 per share. While we may have started to repurchase shares of Westlake prematurely, we did dollar-cost-average our investments into positive performance thus far in 2019.

Berkshire Hathaway is also an interesting story, while far less volatile as a holding. Two things occurred to rekindle our interest in Berkshire. In his annual letter, Warren Buffet announced that he was changing his benchmark after more than 40 years. Rather than be judged by the growth in Berkshire’s book value as compared to the S&P 500, Warren will measure his share price performance. There are logical accounting reasons for this change, but perhaps a tiny bit of ego may be involved. Further, Mr. Buffett loosened his share buyback restrictions from 120% of book value to a discount to “intrinsic value” which only he can calculate. Interestingly, in the first quarter of 2019 Berkshire spent $1.7 billion on share purchases. We calculated the average purchase price at $198.80 on the “B” shares (Berkshire’s two-class stock structure complicates the math up to fifth-grade level). In May, when Berkshire’s B shares dropped below $200, we bought more. It will be interesting to see how much of the $120 billion of excess cash Berkshire spent on its shares in the second quarter and at what price.

Portfolio Diagnostics

Fund Net Assets	$209 million
Number of Equity Holdings	41
2019 Semi-Annual Turnover Rate	14%
Net Asset Value	$7.54
Market Price	$6.74
Average Market Capitalization[1]	$4.2 billion
Weighted Average P/E Ratio[2,3]	15.8x
Weighted Average P/B Ratio[2]	1.9x
Weighted Average Yield	2.4%
Weighted Average ROIC	18.84%
Weighted Average Leverage Ratio	2.22x
Holdings ≥75% of Total Investments	24
U.S. Investments (% of Net Assets)	71.6%
Non-U.S. Investments (% of Net Assets)	28.4%

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Figure 3 shows our portfolio diagnostics. This is a snapshot of what we own as if it were a single company. Since the beginning of 2019, our average market capitalization has increased by 25% to

$4.2 billion. This occurred via approximately 2/3 appreciation and 1/3 positioning in larger companies, Berkshire Hathaway in particular. Our weighted average P/E expanded from 12.2x to 15.8x over the six-month period. This occurred through a mix of disappointing corporate results (discounted in the fourth quarter of 2018) and share appreciation. The Fund’s weighted average P/E, Price to Book (P/B) ratio and weighted average yield are all comfortably better than the market averages. Our P/E of 15.8x versus 20.3x for the Russell 3000 Index, a P/B of 1.9x versus 1.6x and a dividend yield of 2.4% compared to 1.8% all show the valuation advantage we maintain.

Our weighted average return on invested capital (ROIC) is comparable to the markets (18.84% vs. 20.13%) when one excludes negative returns. A good portion of the Russell 3000 Index’s constituents are negative returners (21%), and, our portfolio contains a much larger weighting of Materials (mining companies) and Energy (depressed on a trading basis) than the benchmark. Lastly, our leverage ratio of 2.22x has risen a bit over the last six months from 1.86x at 12/31/18. This was caused by our increased exposure to larger-cap companies’ ongoing share repurchases by companies and a balance sheet accounting change for all companies who lease real estate (retailers). Our focus on balance sheet strength as a starting point and first defense remains in place. By comparison, the composite leverage of the Russell 3000 Index is 9.71x. Corporate America is leveraging up and we are reminded of the James Grant quote, paraphrased, “balance sheets do not matter until the day they do, then they are all that matters”.

Outlook

As we begin the second half of 2019, we can observe some long-term tends that seem permanently entrenched. The global rise in populism continues. With 2020 U.S. Presidential election cycle now in focus, long-term issues will require specific proposals. Increased taxes on the wealthy and corporations, breaking-up giant tech companies and the largest banks, free health care for all and student loan forgiveness, are all ideas that have become mainstream. Further, it is now believed by many that these initiatives can be accomplished via “Modern Monetary Theory” (in essence, money printing). The Federal Reserve made it clear early in the year that its interest rate hiking cycle was over and then adopting a European-style approach signaling that it would do “whatever it takes”. Just the other week (July 24) a bill was passed by Congress to suspend the national debt ceiling for two years and guarantee more than $1 trillion in annual deficit spending during the same time. Clearly, there is no appetite for fiscal conservatism. And with the national debt at $22 trillion, not counting all of the unfunded entitlements, the idea of reducing our debt, much less paying it back, has become delusional. It is difficult for one to even conceptualize what a trillion looks like. [We recently saw a video in which the narrator put a trillion in context by using time. One million seconds ago was less

4 | 2019 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

than twelve days ago. One billion seconds will take you back to 1988, and one trillion seconds would put you in the Stone Age at about 30,000 B.C.]

Debt monetization is back and here to stay. Gold prices took notice and broke out of a five-year trading range in the first half. The price of silver has also perked up recently, perhaps signaling a new bull market in precious metals. Finally, very successful and widely followed investors, like Ray Dalio of Bridgewater Associates, have started to write about a “Paradigm Shift”, meaning what has worked for the past 10 years may not work well for the next 10 years. For us, Dalio’s “Paradigm Shift” can’t come soon enough. After a decade of watching value investment strategies underperform growth and passive investing outperforming active management, we are more than ready for markets to wake up to fiscal and monetary realities. While we are not permitted to invest in gold or silver bullion directly, we maintain a dramatic overweighting in precious metal mining companies. As an aside, we would recommend that all investors hold some form of precious metals as a proven portfolio diversifier. As active investors, we understand the underlying value of the businesses we own. We are prepared for market volatility, which is likely to increase in the months ahead. Perhaps the combination of $13 trillion of negative yielding global government bonds, falling interest rates and mountains of private equity capital will accelerate the merger and acquisition pace as profitable companies become more scarce. It seems that most active portfolio management is now done privately, leaving passive investing to the public.

Lastly, in our view Sprott Focus Trust continues to trade at an excessively wide discount to its portfolio net asset value. While some progress was made in narrowing the discount in 2019’s first half, we are not satisfied. Our short-term response is to avail ourselves of the opportunity and buy more shares. We and related parties currently own 37% of Sprott Focus Trust. We acquired more in the first half through dividend reinvestments and open market purchases and expect to do so in the second half of 2019. Longer term, capturing the discount spread will become increasingly tempting as our ownership increases. Until then, we are very grateful to our long-term shareholders and looking forward to meeting new ones. We enjoy nothing more than speaking with our clients, so please feel free to call us at (203) 656-2430 so that we can hear your thoughts and answer your questions.

Sincerely,

W. Whitney George

August 9, 2019

The views expressed above reflect those of Mr. George only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Sprott Asset Management USA, Inc. or any other person in the Sprott organization. Any such views are subject to change at any time based upon market or other conditions and Sprott disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Sprott Focus Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Sprott Focus Trust.

2019 Semi-Annual Report to Stockholders | 5

(This page intentionally left blank)

6 | 2019 Semi-Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE: FUND NAV: XFUNX

Average Annual Total Return (%) Through 6/30/19

	YTD*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	16.73	(1.45)	8.38	2.53	9.29	7.18	8.95	9.09

*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 6/30/19

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 62% of all 10-year periods; 59% of all 5-year periods; 51% of all 3-year periods; and 51% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1-MTH	QTD	YTD	1-YR	2-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	9.05	0.13	20.77	(4.24)	9.32	32.93	13.13	128.60	182.38	523.49	674.69
Sprott Focus Trust (MKT Price)	7.15	(1.61)	16.61	(13.81)	(8.55)	4.98	(21.17)	29.62	(22.62)	36.51	54.06

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2019 to date.

2019 Semi-Annual Report to Stockholders | 7

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Year-to-date distribution total $0.24		6.656	207	45,331	40,521
6/30/2019		$7,044		6,012

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

8 | 2019 Semi-Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2019 Semi-Annual Report to Stockholders | 9

Sprott Focus Trust	June 30, 2019 (unaudited)

Schedule of Investments
Common Stocks – 96.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.7%
AUTO COMPONENTS – 4.7%
Gentex Corp.	400,000	$9,844,000

AUTOMOBILES – 4.2%
Thor Industries, Inc.	150,000	8,767,500

SPECIALTY RETAIL – 1.8%
Buckle, Inc. (The)[1]	220,000	3,808,200
Total (Cost $21,525,087)		22,419,700

CONSUMER STAPLES – 3.7%
FOOD PRODUCTS – 3.7%
Cal-Maine Foods, Inc.[1]	100,000	4,172,000
Industrias Bachoco SAB de CV ADR[1]	70,000	3,546,900

		7,718,900
Total (Cost $4,259,435)		7,718,900

ENERGY – 11.6%
ENERGY EQUIPMENT & SERVICES – 8.7%
Helmerich & Payne, Inc.	165,000	8,352,300
Pason Systems, Inc.	580,000	8,406,246
Smart Sand, Inc.[1,2]	600,000	1,464,000

		18,222,546

OIL, GAS & CONSUMABLE FUELS – 2.9%
Birchcliff Energy Ltd.	800,000	1,588,332
Exxon Mobil Corp.	60,000	4,597,800

		6,186,132
Total (Cost $26,550,950)		24,408,678

FINANCIALS – 17.2%
CAPITAL MARKETS – 13.1%
Artisan Partners Asset Management, Inc. Cl. A	210,000	5,779,200
Ashmore Group plc	600,000	3,882,235
Federated Investors, Inc. Cl. B	150,000	4,875,000
Franklin Resources, Inc.[1]	275,000	9,570,000
Value Partners Group Ltd.	5,000,000	3,334,742

		27,441,177

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Berkshire Hathaway, Inc. Cl. B2	40,000	8,526,800
Total (Cost $31,697,238)		35,967,977

HEALTH CARE – 2.7%
BIOTECHNOLOGY – 2.7%
Amgen, Inc.	5,000	921,400
Biogen, Inc.[2]	20,000	4,677,400

		5,598,800
Total (Cost $5,305,542)		5,598,800

INDUSTRIALS – 3.3%
CONSTRUCTION & ENGINEERING – 1.8%
Arcosa, Inc.	100,000	3,763,000

MARINE – 1.5%
Clarkson plc	100,000	3,187,573
Total (Cost $5,814,491)		6,950,573

Schedule of Investments

	SHARES	VALUE

INFORMATION TECHNOLOGY – 15.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 8.3%
Cirrus Logic, Inc.[2]	180,000	$7,866,000
Lam Research Corp.	50,000	9,392,000

		17,258,000

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 7.6%
Apple, Inc.	35,000	6,927,200
Western Digital Corp.	190,000	9,034,500

		15,961,700
Total (Cost $24,006,709)		33,219,700

MATERIALS – 23.7%
CHEMICALS – 4.5%
Westlake Chemical Corp.	135,000	9,377,100

METALS & MINING – 19.2%
Agnico Eagle Mines Ltd.	80,000	4,099,200
Barrick Gold Corp.	300,000	4,731,000
Centamin plc	1,400,000	2,033,951
Franco-Nevada Corp.	30,000	2,546,400
Fresnillo plc	340,000	3,757,373
Gemfields Group Ltd.[1,2]	8,872,575	1,039,386
Hochschild Mining plc	900,000	2,187,615
Major Drilling Group International, Inc.[2]	650,000	2,099,576
Pan American Silver Corp.[1]	280,000	3,614,800
Pretium Resources, Inc.[1,2]	320,000	3,203,200
Reliance Steel & Aluminum Co.	50,000	4,731,000
Seabridge Gold, Inc.[1,2]	270,000	3,653,100
Stelco Holdings, Inc.[1]	220,000	2,553,549

		40,250,150
Total (Cost $43,027,300)		49,627,250

REAL ESTATE – 7.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 7.7%
FRP Holdings, Inc.[2]	70,000	3,903,900
Kennedy-Wilson Holdings, Inc.	450,000	9,256,500
Marcus & Millichap, Inc.[2]	100,000	3,085,000

		16,245,400
Total (Cost $10,796,614)		16,245,400

TOTAL COMMON STOCKS
(Cost $172,983,366)		202,156,978

10 | 2019 Semi-Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

		VALUE

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation, 0.50% dated 06/28/19, due 07/01/19, maturity value $7,205,300 (collateralized by obligations of a U.S. Treasury Note, 1.750% due 05/31/22, valued at $7,351,832)		$7,205,000
Total (Cost $7,205,000)		7,205,000

	FACE	VALUE

SECURITIES LENDING COLLATERAL – 3.8%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	7,949,085	7,949,085
Total (Cost $7,949,085)		7,949,085

TOTAL INVESTMENTS – 103.8%
(Cost $188,137,451)		217,311,063

CASH AND OTHER ASSETS LESS LIABILITIES – (3.8)%		(7,889,943)

NET ASSETS – 100.0%		$209,421,120
[1]

Security (or a portion of the security) is on loan. As of June 30, 2019, the market value of securities loaned was $15,063,732. The loaned securities were secured with cash collateral of $7,949,085 and non-cash collateral with a value of $7,536,365. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust	June 30, 2019 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$210,106,063
Repurchase agreements (at cost and value)	7,205,000
Foreign currencies at value	67,831
Cash	6,635
Receivable for dividends and interest	470,530
Receivable for securities lending income	9,092
Prepaid expenses and other assets	19,304
Total Assets	217,884,455
LIABILITIES:
Obligation to return securities lending collateral	7,949,085
Payable for investments purchased	28,530
Payable for investment advisory fee	148,347
Audit fees	18,448
Legal fees	238,969
Trustee fees	17,852
Administration fees	36,493
Accrued expenses	25,611
Total Liabilities	8,463,335
Net Assets	$209,421,120
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 27,771,242 shares outstanding (150,000,000 shares authorized)	$181,954,291
Distributable Earnings	27,466,829
Net Assets (net asset value per share $7.54)	$209,421,120
Investments (excluding repurchase agreements) at identified cost	$180,932,451
Foreign Currencies at Cost	$67,796

12 | 2019 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2019 (unaudited)

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends	$3,233,776
Foreign withholding tax	(72,653)
Interest	13,446
Securities lending	122,981
Total Income	3,297,550
EXPENSES:
Investment advisory fees	1,007,320
Stockholders reports	18,528
Custody and transfer agent fees	33,814
Directors’ fees	17,852
Audit fees	18,448
Legal Fees	73,082
Administrative and office facilities	17,196
Other expenses	24,359
Total expenses	1,210,599
Expense reimbursement	(1,523)
Net expenses	1,209,076
Net Investment Income (loss)	2,088,474
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	3,509,615
Foreign currency transactions	(3,317)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	24,396,746
Other assets and liabilities denominated in foreign currency	(573)
Net realized and unrealized gain (loss) on investments and foreign currency	27,902,471
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$29,990,945

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust	June 30, 2019 (unaudited)

Statement of Changes

	SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)	YEAR ENDED DEC. 31, 2018

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,088,474	$4,354,265
Net realized gain (loss) on investments and foreign currency	3,506,298	8,484,634
Net change in unrealized appreciation (depreciation) on investments and foreign currency	24,396,173	(51,974,572)
Net increase (decrease) in net assets from investment operations	29,990,945	(39,135,673)
DISTRIBUTIONS:
Total Distributions	(6,425,033)	(17,912,915)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,106,346	10,805,468
Total capital stock transactions	4,106,346	10,805,468
Net increase (decrease) in Net Assets	27,672,258	(46,243,120)
NET ASSETS
Beginning of period	181,748,862	227,991,982
End of period	$209,421,120	$181,748,862

14 | 2019 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2019 (unaudited)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)		YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014
Net Asset Value, Beginning of Period	$6.69		$8.93	$8.07	$6.87	$8.26	$8.68
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08		0.17	0.09	0.14	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.03		(1.67)	1.33	1.50	(1.02)	(0.04)
Total investment operations	1.11		(1.50)	1.42	1.64	(0.91)	0.03
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—		(0.24)	(0.09)	(0.10)	(0.10)	(0.08)
Net realized gain on investments and foreign currency	—		(0.45)	(0.43)	(0.30)	(0.34)	(0.34)
Quarterly distributions[2]	(0.24)		—	—	—	—	—
Total distributions to Common Stockholders	(0.24)		(0.69)	(0.52)	(0.40)	(0.44)	(0.42)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)		(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Total capital stock transactions	(0.02)		(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net Asset Value, End of Period	$7.54		$6.69	$8.93	$8.07	$6.87	$8.26
Market Value, End of Period	$6.74		$5.78	$7.92	$6.94	$5.80	$7.27
TOTAL RETURN:[3]
Net Asset Value	16.73	% [4]	(17.01)%	18.46%	24.83%	(11.12)%	0.32%
Market Value	20.77	% [4]	(19.15)%	22.17%	27.16%	(14.74)%	0.58%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00	% [5]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.20	% [5]	0.24%	0.26%	0.28%	0.26%	0.15%
Net expenses	1.20	% [5]	1.20%	1.20%	1.20%	1.19%	1.15%
Expenses prior to balance credits	1.20	% [5]	1.24%	1.26%	1.28%	1.26%	1.15%
Net investment income (loss)	2.07	% [5]	2.00%	1.11%	1.82%	1.41%	0.78%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$209,421		$181,749	$227,992	$197,306	$162,117	$187,749
Portfolio Turnover Rate	14%		31%	29%	35%	34%	29%

[1]	Calculated using average shares outstanding during the period.
[2]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[3]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[4]	Not annualized.
[5]	Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semi-Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements

Organization:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

Summary of Significant Accounting Policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

Effective November 5, 2018, the Fund adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.

At June 30, 2019, officers, employees of Sprott, Fund directors, and other affiliates owned 37% of the Fund.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

16 | 2019 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Level 3 –

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2019 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$210,106,063	$—	$—	$210,106,063
Cash Equivalents	—	7,205,000	—	7,205,000
Securities Lending Collateral	7,949,085	—	—	7,949,085
Total	$218,055,148	$7,205,000	$—	$225,260,148

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2019 Semi-Annual Report to Stockholders | 17

Sprott Focus Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 617,046 and 1,635,434 shares of Common Stock as reinvestments of distributions for the period ended June 30, 2019 and the year ended December 31, 2018, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,007,320 to Sprott for the period ended June 30, 2019. Sprott reimbursed $1,523 of the Fund’s operating expenses for the period ended June 30, 2019. Sprott is not entitled to recoup any fees waived.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the period ended June 30, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $27,026,773 and $30,556,103, respectively.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2019, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

18 | 2019 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

As of June 30, 2019, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$15,063,732	$7,949,085	$7,536,365	$15,485,450

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (http://www.sec.gov).

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2019.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$15,063,732	—	($15,063,732)	—
(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

2019 Semi-Annual Report to Stockholders | 19

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 61  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2021  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser and President of Sprott Inc. since January 2018; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.

Michael W. Clark, Director

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2019  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 56  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2020  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Director

Age: 49  |  Number of Funds Overseen: 1  |  Tenure: Director since 2017; Term expires 2020  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).

James R. Pierce, Jr., Director

Age: 61  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2021  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Thomas W. Ulrich, President, Secretary, Chief Compliance Officer

Age: 56  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

Varinder Bhathal, Treasurer

Age: 48  |  Tenure: since 2017  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: a registered investment adviser, from October 1991 to March 2015. Treasurer of the Fund (since June 2017); Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

20 | 2019 Semi-Annual Report to Stockholders

Board and Stockholder Approvals of Investment Advisory and Subadvisory Agreements

Board Approval of Investment Advisory and Subadvisory Agreements for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 7, 2019, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided and profits realized by the Advisers; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s, the Fund’s portfolio manager, long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 7, 2019 meeting, the Board and the Independent Directors determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company, including the cash infusion into the company after the proposed sale of one of its business units. The Board noted and took into account a recent sale of a non-U.S. business unit by the parent company of the Advisers, including certain proposed personnel changes.

Investment Performance

The Board noted that the Fund had a down year in 2018, as the Fund was down 19.15%, as compared to its benchmark, the Russell 3000 Index, which was down 5.24%. The Board was also provided with information about peer funds, which as a group were down -16.31%. While 2018 was a down year for the Fund and the broader market in general, the Board considered that the fact that the Fund had performed well over a longer period. It found that the Fund’s three-year average annual return was 7.89%, comparing more

2019 Semi-Annual Report to Stockholders | 21

Board and Stockholder Approvals of Investment Advisory and Subadvisory Agreements (continued)

favorably to the Russell 3000 return of 8.97% and outperforming its peer group average of 7.44%.

The Board also noted the disciplined and long-term investment approach of Sprott USA and its portfolio manager, which has worked to the Fund’s advantage in other market conditions.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Fund’s 1.00% advisory fee was the same as two of the four peer closed-end funds and its net expense ratio of 1.20% was higher than two peer funds and lower than the other peer funds. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. It also noted that each of the peer funds had greater assets in the Fund, including certain peer funds with significantly greater assets.

Profitability

With respect to profitability, the Board found the Advisers’ profits earned by managing the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the

Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

22 | 2019 Semi-Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at June 30, 2019, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2019 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

2019 Semi-Annual Report to Stockholders | 23

Notes to Performance and Other Important Information (continued)

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

24 | 2019 Semi-Annual Report to Stockholders

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich President

Date: August 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: August 22, 2019		Date: August 22, 2019